Exhibit 10.1
AMENDMENT TO THE F.N.B. CORPORATION
RESTRICTED STOCK AGREEMENT
DATED JANUARY 19, 2005
(2001 Incentive Plan)
This Amendment to the Restricted Stock Agreement ( “Amended Agreement”) is made and entered into as of January 21, 2009 between F.N.B. Corporation, a Florida corporation (the “Company”), and                                                              (the “Employee”).
WITNESSETH:
WHEREAS, on January 19, 2005 the Company and Employee entered into a Restricted Stock Agreement (the “Agreement”) in connection with the grant of                      shares of the Company’s Common Stock, par value $.01 per share (the “Shares”) to Employee.
WHEREAS, the terms of the Agreement provided that all of the shares will fully vest on January 18, 2010 (“Vesting Date”) if the Company’s return on average tangible equity performance during the calendar year beginning on January 1, 2008 and ending on December 31, 2008 (the “Performance Period”) is within the Top Quartile of the financial performance of certain peer financial institutions.
WHEREAS, the Agreement provides that the Company’s return on average equity for the Performance Period be within the Top Quartile as measured in comparison to the financial performance of the Company’s peer group return on average tangible equity performance for the twelve month period beginning on October 1, 2007 and ending on September 30, 2008.
WHEREAS, in view of significant economic circumstances which have adversely impacted the banking and financial sectors of the United States economy the Company’s Compensation Committee desires to modify the Agreement in order to align the Company’s and the peer group Performance Periods and change the date on which the Shares awarded under the Agreements either vest or lapse.
WHEREAS, the Company’s Compensation Committee desires to amend the Agreement to change the vesting or lapse date to February 28, 2009 and to align the Performance Period for the Company and the peer financial institutions so that both Performance Periods begin on January 1, 2008 and end on December 31, 2008.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, each of the parties covenants and agrees as follows:

Section 1(a) Amendment
The Agreement between the Company and the Employee is hereby amended as set forth below:
Effective January 21, 2009 paragraph 2(a)(i) and (ii) are amended in their entirety to read as follows:
2.	Terms and Conditions. The grant of Shares shall be subject to the terms described herein.
(a) Vesting and Forfeiture
The Employee’s right to the Shares will vest and become exercisable and transferable, subject to the following conditions:
(i)	All of the Shares shall fully vest on February 28, 2009 (“Vesting Date”) if during the one year period beginning on
January 1, 2008 and ending on December 31, 2008 (the “Performance Period”), the Company’s return on average tangible equity (“ROATE”) performance is within the Top Quartile of peer financial institutions as described in Section 2(a)(ii) herein (“Accrued Shares”), and if the Employee has been continuously employed by the Company or any of its affiliates from the date of this Agreement through the Vesting Date, or on an earlier date in the event of a “Change in Control” or “Termination of Employment” in accordance with Section 2(a)(iii) and Section 2(d) herein, respectively.

(ii)	For purposes of this Agreement the ROATE shall be calculated by taking the Company’s net income for 2008, adjusted for after-tax effect of the amortization of the Company’s intangible assets, divided by the Company’s average shareholders’ equity for 2008, minus the Company’s average intangible assets for 2008. Also, for purposes of this Amended Agreement the term “Top Quartile” shall mean that the Company’s ROATE performance for the twelve (12) month period ending December 31, 2008 meets or exceeds the 75th percentile of the ROATE of the surviving financial institutions for the twelve (12) month period ending on December 31, 2008, from the list of peer financial institutions and bank holding companies identified in Schedule 1 attached hereto, as approved by the Compensation Committee (“ROATE Performance Goal).

Section 2. Miscellaneous
(a)	Except as modified by this Amended Agreement, all terms, conditions, covenants, rights and remedies contained in the Agreement and any documents executed in connection therewith shall remain in full force and effect and continue to remain valid and enforceable.

(b)	This Amended Agreement represents the entire contract between the parties and no waiver, change, or modification of any part hereof shall be binding on either party unless in writing and signed by both parties.
IN WITNESS WHEREOF, the Company has caused this Amendment to the F.N.B. Corporation Restricted Stock Agreement, dated December 23, 2005, to be executed in its name and on its behalf, effective as of the date provided herein.

EMPLOYEE	F.N.B. CORPORATION

Consented to and acknowledged by	BY:
Robert V. New, Jr.
President and Chief Executive Officer

Date:

AMENDMENT TO THE F.N.B. CORPORATION
RESTRICTED STOCK AGREEMENT
DATED DECEMBER 23, 2005
(2001 Incentive Plan)
This Amendment to the Restricted Stock Agreement ( “Amended Agreement”) is made and entered into as of January 21, 2009 between F.N.B. Corporation, a Florida corporation (the “Company”), and                                                              (the “Employee”).
WITNESSETH:
WHEREAS, on December 23, 2005 the Company and Employee entered into a Restricted Stock Agreement (the “Agreement”) in connection with the grant of                      shares of the Company’s Common Stock, par value $.01 per share (the “Shares”) to Employee.
WHEREAS, the terms of the Agreement provided that all of the shares will fully vest on January 18, 2010 (“Vesting Date”) if the Company’s return on average tangible equity performance during the calendar year beginning on January 1, 2008 and ending on December 31, 2008 (the “Performance Period”) is within the Top Quartile of the financial performance of certain peer financial institutions.
WHEREAS, the Agreement provides that the Company’s return on average equity for the Performance Period be within the Top Quartile as measured in comparison to the financial performance of the Company’s peer group return on average tangible equity performance for the twelve month period beginning on October 1, 2007 and ending on September 30, 2008.
WHEREAS, in view of significant economic circumstances which have adversely impacted the banking and financial sectors of the United States economy the Company’s Compensation Committee desires to modify the Agreement in order to align the Company’s and the peer group Performance Periods and change the date on which the Shares awarded under the Agreements either vest or lapse.
WHEREAS, the Company’s Compensation Committee desires to amend the Agreement to change the vesting or lapse date to February 28, 2009 and to align the Performance Period for the Company and the peer financial institutions so that both Performance Periods begin on January 1, 2008 and end on December 31, 2008.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, each of the parties covenants and agrees as follows:
Section 1(a) Amendment
The Agreement between the Company and the Employee is hereby amended as set forth below:

Effective January 21, 2009 paragraph 2(a)(i) and (ii) are amended in their entirety to read as follows:
2.	Terms and Conditions. The grant of Shares shall be subject to the terms described herein.
(a) Vesting and Forfeiture
The Employee’s right to the Shares will vest and become exercisable and transferable, subject to the following conditions:
(i)	All of the Shares shall fully vest on February 28, 2009 (“Vesting Date”) if during the one year period beginning on
January 1, 2008 and ending on December 31, 2008 (the “Performance Period”), the Company’s return on average tangible equity (“ROATE”) performance is within the Top Quartile of peer financial institutions as described in Section 2(a)(ii) herein (“Accrued Shares”), and if the Employee has been continuously employed by the Company or any of its affiliates from the date of this Agreement through the Vesting Date, or on an earlier date in the event of a “Change in Control” or “Termination of Employment” in accordance with Section 2(a)(iii) and Section 2(d) herein, respectively.

(ii)	For purposes of this Agreement the ROATE shall be calculated by taking the Company’s net income for 2008, adjusted for after-tax effect of the amortization of the Company’s intangible assets, divided by the Company’s average shareholders’ equity for 2008, minus the Company’s average intangible assets for 2008. Also, for purposes of this Amended Agreement the term “Top Quartile” shall mean that the Company’s ROATE performance for the twelve (12) month period ending December 31, 2008 meets or exceeds the 75th percentile of the ROATE of the surviving financial institutions for the twelve (12) month period ending on December 31, 2008, from the list of peer financial institutions and bank holding companies identified in Schedule 1 attached hereto, as approved by the Compensation Committee (“ROATE Performance Goal).
Section 2. Miscellaneous
(a)	Except as modified by this Amended Agreement, all terms, conditions, covenants, rights and remedies contained in the Agreement and any documents executed in connection therewith shall remain in full force and effect and continue to remain valid and enforceable.

(c)	This Amended Agreement represents the entire contract between the parties and no waiver, change, or modification of any part hereof shall be binding on either party unless in writing and signed by both parties.
IN WITNESS WHEREOF, the Company has caused this Amendment to the F.N.B. Corporation Restricted Stock Agreement, dated December 23, 2005, to be executed in its name and on its behalf, effective as of the date provided herein.

EMPLOYEE	F.N.B. CORPORATION

Consented to and acknowledged by	BY:
Robert V. New, Jr.
President and Chief Executive Officer

Officer

Date:

AMENDMENT TO THE F.N.B. CORPORATION
RESTRICTED STOCK AGREEMENT
DATED DECEMBER 23, 2005
(2001 Incentive Plan)
This Amendment to the Restricted Stock Agreement ( “Amended Agreement”) is made and entered into as of January 21, 2009 between F.N.B. Corporation, a Florida corporation (the “Company”), and                                                              (the “Employee”).
WITNESSETH:
WHEREAS, on December 23, 2005 the Company and Employee entered into a Restricted Stock Agreement (the “Agreement”) in connection with the grant of                      shares of the Company’s Common Stock, par value $.01 per share (the “Shares”) to Employee.
WHEREAS, the terms of the Agreement provided that all of the shares will fully vest on January 18, 2010 (“Vesting Date”) if the Company’s return on average tangible equity performance during the calendar year beginning on January 1, 2009 and ending on December 31, 2009 (the “Performance Period”) is within the Top Quartile of the financial performance of certain peer financial institutions.
WHEREAS, the Agreement provides that the Company’s return on average equity for the Performance Period be within the Top Quartile as measured in comparison to the financial performance of the Company’s peer group return on average tangible equity performance for the twelve month period beginning on October 1, 2008 and ending on September 30, 2009.
WHEREAS, in view of significant economic circumstances which have adversely impacted the banking and financial sectors of the United States economy the Company’s Compensation Committee desires to modify the Agreement in order to align the Company’s and the peer group Performance Periods and change the date on which the Shares awarded under the Agreements either vest or lapse.
WHEREAS, the Company’s Compensation Committee desires to amend the Agreement to change the vesting or lapse date to February 28, 2010 and to align the Performance Period for the Company and the peer financial institutions so that both Performance Periods begin on January 1, 2009 and end on December 31, 2009.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, each of the parties covenants and agrees as follows:
Section 1(a) Amendment
The Agreement between the Company and the Employee is hereby amended as set forth below:

Effective January 21, 2009 paragraph 2(a)(i) and (ii) are amended in their entirety to read as follows:
2.	Terms and Conditions. The grant of Shares shall be subject to the terms described herein.
(a) Vesting and Forfeiture
The Employee’s right to the Shares will vest and become exercisable and transferable, subject to the following conditions:
(i)	All of the Shares shall fully vest on February 28, 2010 (“Vesting Date”) if during the one year period beginning on
January 1, 2008 and ending on December 31, 2009 (the “Performance Period”), the Company’s return on average tangible equity (“ROATE”) performance is within the Top Quartile of peer financial institutions as described in Section 2(a)(ii) herein (“Accrued Shares”), and if the Employee has been continuously employed by the Company or any of its affiliates from the date of this Agreement through the Vesting Date, or on an earlier date in the event of a “Change in Control” or “Termination of Employment” in accordance with Section 2(a)(iii) and Section 2(d) herein, respectively.

(ii)	For purposes of this Agreement the ROATE shall be calculated by taking the Company’s net income for 2008, adjusted for after-tax effect of the amortization of the Company’s intangible assets, divided by the Company’s average shareholders’ equity for 2008, minus the Company’s average intangible assets for 2009. Also, for purposes of this Amended Agreement the term “Top Quartile” shall mean that the Company’s ROATE performance for the twelve (12) month period ending December 31, 2009 meets or exceeds the 75th percentile of the ROATE of the surviving financial institutions for the twelve (12) month period ending on December 31, 2009, from the list of peer financial institutions and bank holding companies identified in Schedule 1 attached hereto, as approved by the Compensation Committee (“ROATE Performance Goal).
Section 2. Miscellaneous
(a)	Except as modified by this Amended Agreement, all terms, conditions, covenants, rights and remedies contained in the Agreement and any documents executed in connection therewith shall remain in full force and effect and continue to remain valid and enforceable.

(d)	This Amended Agreement represents the entire contract between the parties and no waiver, change, or modification of any part hereof shall be binding on either party unless in writing and signed by both parties.
IN WITNESS WHEREOF, the Company has caused this Amendment to the F.N.B. Corporation Restricted Stock Agreement, dated December 23, 2005, to be executed in its name and on its behalf, effective as of the date provided herein.

EMPLOYEE	F.N.B. CORPORATION

Consented to and acknowledged by	BY:
Robert V. New, Jr.
President and Chief Executive Officer

Officer

Date: